UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th Floor

Box 70381

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	ALV	New York Stock Exchange

Item 7.01	Regulation FD Disclosure

On February 21, 2020, Autoliv, Inc. (“Autoliv”) issued a release (the “Release”) announcing that it has renewed its Euro Medium Term Note Programme (the “EMTN Programme”). Under the EMTN Programme, Autoliv may issue, from time to time, notes guaranteed by Autoliv ASP, Inc. (the “Guarantor”) in the equivalent amount of up to EUR 3,000,000,000 in various currencies. The EMTN Programme was renewed for a period of one year. A copy of the Release is furnished herewith as Exhibit 99.1.

Notes issued under the EMTN Programme pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”), have not been, and will not be, registered under the Act, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements under the Act.

The information in this report (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, including any securities of Autoliv or the Guarantor.

Item 8.01	Other Events.

Second Quarter Dividend

In a press release dated February 20, 2020, Autoliv announced that the Board declared a quarterly dividend of $0.62 cents per share for the second quarter of 2020. The dividend will be payable on Thursday, May 18, 2020 to the Company stockholders of record on the close of business on Tuesday, May 19, 2020.

A copy of the press release dated February 20, 2020 regarding the fourth quarter dividend is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Release of Autoliv, Inc. dated February 21, 2020.

99.2	Press Release of Autoliv, Inc. dated February 20, 2020 (Dividend Declaration).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Release of Autoliv, Inc. dated February 21, 2020.

99.2	Press Release of Autoliv, Inc. dated February 20, 2020 (Dividend Declaration).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and General Counsel

Date: February 21, 2020